Symbol: GABC September 6, 2023 Raymond James US Bank and Banking on Tech Conference German American

Presented By D. Neil Dauby, Chairman and Chief Executive Officer (812) 482-0707 neil.dauby@germanamerican.com Bradley M. Rust, President and CFO (812) 482-0718 brad.rust@germanamerican.com 2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2022 as updated and supplemented by our other SEC reports filed from time to time. 3

Who We Are Indiana & Kentucky Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $6.1 Billion Total Banking Assets • $2.7 Billion Investment and Trust Assets Under Management • $74 Million Annual Insurance Premiums • ~ 900 Team Members • 76 Banking Offices 4

5 History of Superior Financial Performance  Eleven Consecutive Years of Increased Dividends  Twelve of the Past Thirteen Years of Improved Earnings Performance  Double-Digit Return on Equity for 18 Consecutive Fiscal Years  Raymond James 2012-2017 and 2019-2021 Community Bankers Cup Recipient  KBW/Stifel 2010 thru 2022 Bank Honor Roll Recipient  Piper Sandler Small Cap All-Star 2012-2013 and 2019-2020  Bank Director Magazine - Bank Performance Scorecard Top 15 National Ranking for 2016 – 2019 ($1 - $5 Billion Publicly-traded Companies)  Bank Director Magazine - Top 20 of 300 Largest Publicly Traded Banks for 2017 & 2018  Newsweek Best Banks in America (Indiana) 2020 & 2021  2022 S&P Global Top 20 Best Performing Banks between $3 and $10 Billion  Bank Director Magazine – 2023 Best US Banks Top 50 Publicly Traded Bank for $5 - $50 Billion

6 FINANCIAL TRENDS

7 $3,929 $4,398 $4,978 $5,609 $6,156 $6,053 1.38% 1.43% 1.32% 1.57% 1.26% 1.42% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 (Dollars in Millions) Total Assets Return on Average Assets * * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis).

8 $2,728 $3,077 $3,088 $3,004 $3,785 $3,826 78% 80% 82% 81% 81% 81% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans

9 Construction & Development Loans, $ 361.3 million, 9% Agricultural Loans, $ 402.6 million, 11% Commercial & Industrial Loans, $ 626.2 million, 16% Commercial Real Estate Owner Occupied, $ 479.5 million, 13% Commercial Real Estate Non- Owner Occupied, $ 953.0 million, 25% Multi-Family Residential Properties, $ 278.3 million, 7% Consumer Loans, $ 75.3 million, 2% Home Equity Loans, $ 285.3 million, 7% Residential Mortgage Loans, $ 364.5 million, 10% Loan Portfolio Composition as of June 30, 2023 Total Loans $3,826.0 million

10 0.34% 0.33% 0.44% 0.26% 0.23% 0.21% 0.45% 0.45% 0.52% 0.34% 0.29% 0.28% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 Non-Performing Assets to Total Assets GABC Peer Group * *Peer Group (St. Louis Federal Reserve District BHC with Total Assets between $3 and $10 billion) Data as of 3/31/23

11 $3,073 $3,430 $4,107 $4,744 $5,350 $5,180 81% 82% 88% 93% 92% 89% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits

12 Deposit Composition Total Deposits: $5,180 million 20% of Total Deposits are Uninsured and Uncollateralized as of 06/30/23 Average Deposit Account Size equals $20,650 NOTE: Commercial $1,520 million 29% Public $1,191 million 23% Retail $2,469 million 48% 6/30/2023 3/31/2023 12/31/2019 Non-interest Bearing Demand Deposits 30% 31% 24% Interest Bearing Demand, Savings & MMA 59% 59% 58% Time Deposits > $100,000 6% 5% 9% Time Deposits < $100,000 5% 5% 9% Total Deposits (millions) 5,180$ 5,155$ 3,430$ Cost of Deposits 1.03% 0.70% 0.71% Deposit Composition at end of period

13 $459 $574 $625 $668 $558 $603 14.82% 14.98% 13.46% 16.38% 19.51% 21.34% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 (Dollars in Millions) Total Shareholders’ Equity Return on Average Tangible Equity * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis). *

14 $114,610 $145,225 $155,243 $160,830 $200,584 $96,505 $97,267 3.75% 3.92% 3.63% 3.31% 3.45% 3.24% 3.66% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 $225,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/22 06/30/23 (Dollars in Thousands) Net Interest Income Net Interest Margin (Tax-Equivalent)

15 $37,070 $45,501 $54,474 $59,462 $59,133 $31,368 $29,863 24% 24% 26% 27% 23% 25% 23% 10% 20% 30% 40% 50% 60% 70% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/22 06/30/23 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue

16 Wealth Management Fees, $5.5, 18% Service Charges on Deposit Accounts, $5.7, 19% Insurance Revenues, $5.3, 18% Interchange Fee Income, $8.6, 29% Other Operating Income, $3.5, 12% Net Gains on Sales of Loans, $1.2, 4% Net Gains on Sales of Securities, $0.1, 0% Non-Interest Income as of June 30, 2023 Total Non-Interest Income $29.9 million (Dollars in Millions)

17 $93,553 $114,162 $117,123 $124,007 $154,191 $83,861 $73,342 59.7% 57.4% 54.3% 54.4% 56.6% 62.7% 55.1% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/22 06/30/23 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio * * 2022 was impacted by acquisition-related expenses for the CUB transaction that closed on January 1, 2022 of $12,232.

18 $46,529 $59,222 $62,210 $84,137 $81,825 $31,814 $42,930 $1.99 $2.29 $2.34 $3.17 $2.78 $1.11 $1.45 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/22 06/30/23 Net Income & Earnings Per Share Earnings Per Share * * * 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis).

19 WHY INVEST IN GABC?

20 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 $1.99 $2.29 $2.34 $3.17 $2.78 GABC Earnings Per Share Growth * As of 12/31 for years shown * Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 ** ** 2022 was impacted by acquisition-related expenses and the Day 1 provision for credit losses under the CECL model for the CUB transaction that closed on January 1, 2022 of $18,623 ($14,097 or $0.48 per share on an after tax basis). Why Invest in GABC?

21 Why Invest in GABC? $0.40 $0.43 $0.45 $0.48 $0.52 $0.60 $0.68 $0.76 $0.84 $0.92 GABC Dividends Per Share Growth As of 12/31 for years shown *Dividends per share adjusted for 3-for-2 stock split completed in 2017

Why Invest in GABC? 22 • Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Organic Growth Opportunities within New Market Areas – Small MSA and Large Major Metro • Existing Platform for Continuous Improvement and Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity • Long Term Focus and Investment in Digital Optimization and Delivery

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